UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2015 (August 19, 2015)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Smiths Mill Road, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)

(614) 491-2225

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Bob Evans Farms, Inc. (“Company’s”) Annual Stockholders Meeting was held on August 19, 2015 at the Company’s headquarters in New Albany, Ohio. According to the final certified voting report produced by the inspectors of the election, 19,225,049 shares of the Company’s common stock, par value $.01 per share, were represented in person or by proxy, which constituted a quorum based on a total outstanding of 22,385,241 shares as of the record date for the Annual Meeting.

The stockholders voted on the following three proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) which was filed with the Securities and Exchange Commission on Schedule 14A and distributed to the Company’s stockholders on July 10, 2015.

•	The election of ten directors to the Company’s Board of Directors, each to hold office until the Company’s 2016 Annual Meeting of Stockholders and a successor is elected and qualified (“Proposal 1”);

•	The approval, on an advisory basis, of the compensation of the Company’s named executive officers (“Proposal 2”); and

•	The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm (“Proposal 3”).

The final certified vote showed the following:

Proposal 1. The final certified voting results for the election of ten directors to the Company’s Board of Directors at the Annual Meeting are as follows:

Nominee	Votes For	Votes Against	Votes Withheld
Douglas N. Benham	15,827,793	261,762	147,229
Charles M. Elson	15,810,792	278,362	147,630
Mary Kay Haben	15,915,836	178,144	142,804
David W. Head	15,848,226	238,766	149,792
Kathleen S. Lane	15,516,817	577,126	142,841
Eileen A. Mallesch	15,819,304	176,120	241,360
Larry S. McWilliams	15,915,302	170,911	150,571
Kevin M. Sheehan	15,469,306	620,789	146,689
Michael F. Weinstein	15,845,187	243,633	147,964
Paul S. Williams	15,901,291	183,320	152,173

Each of these directors will serve a term that expires at our 2016 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or his or her earlier resignation or removal.

Our stockholders also took the following actions on the other two proposals at the Annual Meeting:

Proposal 2. Approval on an advisory basis, of the compensation of the Company’s named executive officers, are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,677,946	1,295,340	263,498	2,988,265

Proposal 3. Ratifying the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 29, 2016, are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,820,476	240,956	163,617	Not Applicable

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not Applicable

(b)	Pro forma financial information. Not applicable

(c)	Shell company transactions. Not Applicable

(d)	Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Date: August 24, 2015	By:	/s/ Kevin C. O’Neil
Kevin C. O’Neil, Vice President, Assoc. General Counsel and Asst. Corporate Secretary